UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                          Date of Report: July 27, 2004
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



            Nevada                        0-17371              88-0182808
   (State or other jurisdiction         (Commission         (I.R.S. Employer
 of incorporation or organization)      File Number)      Identification Number)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)



                                 (405) 488-1304
              (Registrant's telephone number, including area code)



                           5901 N. Western, Suite 200
                          Oklahoma City, Oklahoma 73118
                                (Former Address)

Item 9.  Regulation FD Disclosure.

         On July 27, 2004, Quest Resource Corporation issued a press release, a copy of which is included herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         The following material is furnished pursuant to Item 9 as an exhibit to this Current Report on Form 8-K.

         (c) Exhibits

         Exhibit Number    Description
         --------------    -----------

               99.1 Press release of Quest Resource Corporation issued July 27, 2004

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      QUEST RESOURCE CORPORATION



                                      By:      /s/ Jerry D. Cash
                                               -------------------------------
                                               Jerry D. Cash
                                               Co-Chief Executive Officer

      Date: July 27, 2004